
SUPERIOR
DRILLING PRODUCTS

Third Quarter 2020

Financial Results Conference Call

November 6, 2020

NYSE American: SDPI
www.sdpi.com

Safe Harbor Statement

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.



SUPERIOR
DRILLING PRODUCTS

Troy Meier

Chairman and Chief Executive Officer

Diversifying Revenue While Managing Costs

Compared with prior-year period unless otherwise noted



Deploying Drill-N-Ream® in more countries

Drill-N-Ream® leading well bore conditioning tool increasing market penetration

- International revenue up 49% year-over-year and 28% sequentially
- Operating in five countries outside of North America

Leveraging manufacturing and machining expertise in other markets

Expect ISO 9001 and AS9100 certification before year end

Putting capacity to work for Defense industry

Further reduced costs to achieve cash break even

Implemented Phase III of cost reduction plan

Expect to achieve cash break entering 2021 at $700k per month cash burn rate

SUPERIOR DRILLING PRODUCTS



SUPERIOR
DRILLING PRODUCTS

Christopher Cashion

Chief Financial Officer

Revenue Expected to Improve from Q3 2020

Compared with prior-year period unless otherwise noted
($ in millions)



$5.1
$4.3
$5.4
$2.0
$1.5
$4.8
$3.7
$4.6
$1.7
$1.1
$0.3
$0.6
$0.8
$0.3
$0.4
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
$18.2
$19.0
$13.3
$17.9
$17.7
$11.1
$0.4
$1.3
$2.1
2018
2019
Q3 20 TTM
International Revenue
North America Revenue

Numbers may not sum due to rounding

International revenue grew 49% over prior-year period

- Expanded into new markets with large oil field service company partners
- International expansion: up $0.8 million YTD, up 121%
- Helped to offset rapid drill rig decline in NA

North America revenue reflects contraction in industry from supply-demand imbalance

- Continued deployment of DNR even during depressed environment
- Flagship tool for U.S. distributor

Tool and Contract Services Revenue

Compared with prior-year period unless otherwise noted
($ in millions)

Growth strategy interrupted by COVID-19

- Further penetration in the Middle East partially offset lack of tool sales in the U.S.
- Recurring revenue down only 65%, despite 72% decline in the U.S. rig count
- Rig count in U.S. and Canada increasing from trough in August



Revenue by Product
$5.1
$1.9
$1.4
$1.8
Q3 19
$4.3
$1.4
$1.2
$1.7
Q4 19
$5.4
$1.7
$1.8
$1.8
Q1 20
$2.0
$0.7
$0.4
$1.0
Q2 20
$1.5
$0.4
$0.5
$0.6
Q3 20
$18.3
$5.1
$6.6
$6.6
2018
$19.0
$6.9
$5.3
$6.8
2019
$13.3
$4.2
$3.9
$5.2
Q3 20 TTM
Other Related Tool Revenue*
Tool Sales / Rental
Contract Services

**Other Related Tool Revenue is comprised of royalty, maintenance and repair fees*

Numbers may not sum due to rounding

Reducing Cost and Operational Structures

Compared with prior-year period unless otherwise noted
($ in millions)

Operating Expenses


$5.3
$0.7
$2.5
$2.1
$4.7
$0.7
$1.9
$2.1
$5.1
$0.8
$2.0
$2.3
$3.1
$0.7
$1.3
$1.1
$3.1
$0.7
$1.5
$0.9
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
$17.9
$3.8
$7.1
$7.1
$19.9
$3.4
$8.3
$8.2
$16.0
$2.9
$6.8
$6.3
2018
2019
Q3 20 TTM
Cost of Revenue
S G & A
D & A

Phase III of cost reduction plans implemented in October

Reduced cash burn to $0.7 million/month beginning October 23, 2020

Expect to enter 2021 at cash break

- Implies improved revenue with lower cost structure

Numbers may not sum due to rounding

Results Impacted by COVID-19

($ in thousands)

*GAAP & Adjusted Net Income (Loss)**



GAAP Net Income
Adjusted Net Income
$295
($418)
$124
($175)
$466
$198
($862)
($1,242)
($1,393)
($1,731)
3Q19
4Q19
1Q20
2Q20
3Q20



$2,468
($58)
$892
($936)
($1,964)
($2,650)
2018
2019
3Q20 TTM

*Adjusted EBITDA**



$1,083
21.3%
$621
14.3%
$1,221
22.8%
-11.0%
($222)
-39.2%
($607)
3Q19
4Q19
1Q20
2Q20
3Q20



$5,074
27.8%
$3,972
20.9%
$1,012
7.7%
2018
2019
3Q20 TTM

** Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

BALANCE SHEET IMPROVING

($ in millions)



Cash and Equivalents
$1.2
$3.3
$2.5
$1.4
12/31/2019
3/31/2020
6/30/2020
9/30/2020



Total Debt
$12.8
$10.9
$8.0
$6.7
$7.4
$6.0
$3.0
$1.5
$5.4
$4.9
$5.0
$5.2
12/31/2017
12/31/2018
12/31/2019
9/30/2020
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

Cash used in operations in the quarter was $0.8 million

$41 thousand SBA loan for machine tool forgiven as part of the CARES act

Reduced debt $200 thousand in the quarter

- Debt down $1.3 million year-to-date
- Remaining $1.5 million Hard Rock note balance deferred until July 2021 and October 2022
- Applying for forgiveness on $900 thousand PPP loan
- $2.6 million mortgage to be extended or potential sale-leaseback

Outlook and Opportunities



Cash breakeven entering 2021; sufficient liquidity over next twelve months

Expect continued growth in international demand

- DNR to continue to further penetrate the global market

Expect improvement in U.S. market, albeit slow

ISO certifications creates opportunities in defense industry and with bit manufacturing

SUPERIOR DRILLING PRODUCTS



Supplemental Information

Adjusted Net Income Reconciliation

	Three Months Ended				
	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
GAAP Net Income (Loss)	$ (417,758)	$ 124,634	$ 198,046	$ (1,241,506)	$ (1,731,272)
Add back:					
Atypical bonus expense	415,438	88,200	88,200	88,200	88,200
Inventory impairment	-	-	-	-	-
Asset held for sale impairment	6,143	-	-	-	-
Intangible amortization	291,666	291,666	291,666	291,666	291,666
Loss (Gain) on disposition of assets	-	(1,500)	(112,234)	-	(41,403)
Tax effect	-	-	-	-	-
Recovery of Related Party Note Receivable	-	(678,148)	-	-	-
Non-GAAP Adjusted Net Income (Loss)	$ 295,489	$ (175,148)	$ 465,678	$ (861,640)	$ (1,392,809)

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED NET INCOME RECONCILIATION

	Twelve Months Ended		
	December 31, 2018	December 31, 2019	September 30, 2020 TTM
GAAP Net Income (Loss)	$ (58,375)	$ (936,423)	$ (2,650,098)
Add back:			
Atypical bonus expense	377,746	680,038	352,800
Inventory impairment	116,396	136,000	-
Asset held for sale impairment	-	6,143	-
Loss (Gain) on disposition of assets	14,013	(15,647)	(155,137)
Recovery of Related Party Note Receivable	(377,746)	(678,148)	(678,148)
Intangible amortization	2,400,000	1,699,999	1,166,664
Tax effect	(3,870)	-	-
Non-GAAP Adjusted Net Income(Loss)	$ 2,468,164	$ 891,962	$ (1,963,919)

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
GAAP net income (loss)	$ (417,758)	$ 124,634	$ 198,046	$ (1,241,506)	$ (1,731,272)
Add back:					
Depreciation and amortization	738,555	748,333	760,764	680,375	693,259
Inventory Impairment	-	-	-	-	-
Interest expense (income), net	184,502	165,397	172,570	145,528	126,337
Share-based compensation	155,749	155,464	106,996	105,005	157,842
Net non-cash compensation	415,438	88,200	88,200	88,200	88,200
Recovery of Related Party Note Receivable	-	(678,148)	-	-	-
Loss (gain) on sale or disposition of assets	6,143	(1,500)	(112,234)	-	(41,403)
Income tax expense	-	18,550	6,210	225	99,979
Non-GAAP adjusted EBITDA[1]	$ 1,082,629	$ 620,930	$ 1,220,552	$ (222,173)	$ (607,058)
GAAP Revenue	$ 5,076,215	$ 4,341,010	$ 5,357,763	$ 2,024,388	$ 1,550,561
Non-GAAP EBITDA Margin	*21.3%*	*14.3%*	*22.8%*	*-11.0%*	*-39.2%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

Adjusted EBITDA Reconciliation

	Twelve Months Ended		
	December 31, 2018	December 31, 2019	September 30,2020 TTM
GAAP net income (loss)	$ (58,375)	$ (936,423)	$ (2,650,098)
Add back:			
Depreciation and amortization	3,760,231	3,428,403	2,882,731
Interest expense, net	718,673	703,758	609,832
Share-based compensation	518,956	629,180	525,307
Net non-cash compensation	377,746	680,038	352,800
Impairment on asset held for sale	-	6,143	-
Recovery of Related Party Note Receivable	(377,746)	(678,148)	(678,148)
Inventory Impairment	116,396	136,000	-
(Gain) loss on sale or disposition of assets	14,013	(15,647)	(155,137)
Income tax (benefit) expense	3,640	18,550	124,964
Non-GAAP adjusted EBITDA[(1)]	$ 5,073,534	$ 3,971,854	$ 1,012,251
GAAP Revenue	$ 18,245,212	$ 18,997,014	$ 13,273,722
Non-GAAP EBITDA Margin	*27.8%*	*20.9%*	*7.7%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.